UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________
 FORM 8-K
_______________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 10, 2014
__________________________________________________________________________
FMC CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________________________________

Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
__________________________________________________________________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01. OTHER EVENTS.
On March 10, 2014, FMC Corporation (the “Company”) issued a press release announcing its plan to separate into two independent public companies, “New FMC,” which will contain the Company’s Agricultural Solutions and Health and Nutrition segments, and “FMC Minerals,” which will be comprised of the Company’s current Minerals segment. The official name for “New FMC” will be determined in the coming months.
A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. A copy of a slide presentation related to the separation, which was used by the Company during a conference call and webcast presentation on March 10, 2014, is attached as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Press Release of FMC Corporation, dated March 10, 2014.
99.2	Investor Presentation of FMC Corporation, dated March 10, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/S/ PAUL W. GRAVES
Paul W. Graves Executive Vice President and Chief Financial Officer
Date: March 10, 2014

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release of FMC Corporation, dated March 10, 2014.

99.2	Investor Presentation of FMC Corporation, dated March 10, 2014.